UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08076

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2011

Item 1. Reports to Stockholders.

11

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Semi-Annual Report
April 30, 2011

Aberdeen

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Letter to Shareholders (unaudited)

June 8, 2011

Dear Shareholders,

We present this Semi-Annual Report which covers the activities of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (the “Fund”) for the six-month period ended April 30, 2011. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in equity securities of telecommunications and infrastructure companies in emerging markets.

Net Asset Value Performance

For the six month period ended April 30, 2011, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund was 3.8% versus a return of 8.7% for the Fund’s benchmark, the MSCI Emerging Markets Telecommunications Services Index 10/40.

Share Price Performance

The Fund’s share price increased 1.2% over the six months, from $19.08 on October 31, 2010 to $19.31 on April 30, 2011. The Fund’s share price on April 30, 2010 represented a discount of 11.1% to the NAV per share of $21.71 on that date, compared with a discount of 8.5% to the NAV per share of $20.86 on October 31, 2010. As of June 8, 2011, the share price was $18.67, representing a discount of 11.2% to the NAV per share of $21.02.

Market Review

During the latter part of 2010, the telecommunication and infrastructure stocks in emerging markets joined the general rise in the broader asset class, ending the year on a strong note of optimism over improved global growth prospects and firmer commodity prices which underpinned sentiment. Although telecommunication and infrastructure stocks also rose in tandem with the broader market over the first quarter, infrastructure stocks lagged in an environment of higher interest rates and greater risk aversion in emerging markets. Telecommunication stocks led gains as further monetary tightening in emerging markets to tackle rising inflation and growing unrest in the Middle East worried investors.

Throughout the six-month period under review, inflation had remained a central concern, driven by politically sensitive food prices. Moreover, we believe the spike in oil and other commodity prices following the Arab upheavals stoked inflation fears. Central banks in a number of markets have continued to tighten policy rates. Other less orthodox economic policy methods have been implemented. China has increased banks’ reserve requirements. Along with monetary tightening, Brazil announced restrictions on capital inflows.

Despite the volatility in the stock markets, growth in most emerging markets was steady. Chile recovered from last year’s earthquake, South

Africa gained from the resurgence in the mining and manufacturing sectors, as a number of Asian economies, including Hong Kong, Indonesia, Malaysia and Thailand, also reported healthy growth.

During the period, the major contributors to the performance of the Fund were telecommunication stocks including Mobile Telesystems, Bharti Airtel, the Malaysian company Digi.Com, as well as Taiwan Mobile, Bezeq, the leading Israeli telecommunications company, and the Chilean mobile operator Entel. Detractors from performance included Safaricom, the Kenyan telecoms operator, as well as MTN and Indosat. Infrastructure investments which impacted performance adversely include Multiplan, the Brazilian shopping mall operator and Ultratech, the Indian cement company.

Outlook

In the near term, inflation is posing challenges for management teams as it is often difficult for infrastructure and telecommunication companies to pass on the effects of inflation due to regulatory concerns, government set tariffs and competition. Those management teams able to take cost out of their businesses, re-engineer their businesses and enter new unregulated segments should be well-placed.

With regard to telecommunication stocks in specific markets such as India and China the level of mobile penetration for voice services, which is estimated to be at 56.6% and 60.5% respectively (Bank of America Merrill Lynch, December 2010), remains attractive in our opinion. Moreover, with the continued roll-out of 3G infrastructure and early deployment of 4G or (Long Term Evolution) in emerging markets, the prospect for the delivery of high-speed data services remains compelling. In many emerging markets data is exhibiting very high year on year growth rates (e.g. 47.5% y/y in 3Q’10 in India), albeit from a relatively low base but remains a comparatively modest proportion of service revenues at 12.8% (BofAML December 2010). We believe the increased affordability of smartphones, in part thanks to Android, should drive smartphone penetration and hence data service revenues. For emerging markets, mobile broadband offers the potential to replace fixed broadband demand as happened with voice.

Emerging economies such as Brazil and China are expected to boost investment in capital projects ranging from railways to power stations.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen by:

•      Calling toll free at 1-866-839-5205 in the United States,

•      Emailing InvestorRelations@aberdeen-asset.com, or

•      Visiting the website at www.aberdeenetf.com.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

June 8, 2011

For more information about Aberdeen Closed-End Funds, please visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for our email service online, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Christian Pittard
President

Dividend Reinvestment and Direct Stock Purchase Plan

The Fund has a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent.

The Plan allows registered stockholders and first time investors to to buy and sell shares and automatically reinvest dividends and capital gains through our transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

2	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Portfolio Summary (unaudited)

April 30, 2011

Geographic Asset Breakdown

Top 10 Holdings, by Issuer

April 30, 2011 (unaudited)

	Holding	Sector	Country	Percent of Net Assets
1.	América Móvil S.A.B. de C.V., Series L	Wireless Telecommunication Services	Mexico	9.5%
2.	Taiwan Mobile Co., Limited	Wireless Telecommunication Services	Taiwan	8.2%
3.	MTN Group Limited	Wireless Telecommunication Services	South Africa	8.0%
4.	China Mobile Limited	Wireless Telecommunication Services	China	7.0%
5.	Bharti Airtel Limited	Wireless Telecommunication Services	India	6.2%
6.	Digi.Com BHD	Wireless Telecommunication Services	Malaysia	5.4%
7.	Advanced Info Service Public Co., Limited	Wireless Telecommunication Services	Thailand	3.9%
8.	PT Telekomunikasi Indonesia Tbk	Diversified Telecommunication Services	Indonesia	3.7%
9.	Maroc Telecom	Diversified Telecommunication Services	Morocco	3.7%
10.	Samsung Electronics Co. Limited	Semiconductors & Semiconductor Equipment	South Korea	3.6%

Average Annual Returns

April 30, 2011 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	16.94%	(4.22)%	8.46%	8.40%
Market Value	17.47%	(3.96)%	8.48%	9.36%

Aberdeen Asset Management Investment Services Limited has voluntarily waived fees and/or reimbursed expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on market price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.63%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.58%.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	3

Portfolio of Investments (unaudited)

April 30, 2011

No. of Shares		Description	Value
EQUITY SECURITIES—99.0%
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN EMERGING COUNTRIES—95.9%
ARGENTINA—2.2%
ENERGY EQUIPMENT & SERVICES—2.2%
79,000		Tenaris S.A., ADR (cost $3,452,694)	$ 4,012,410
ASIA—0.3%
VENTURE CAPITAL—0.3%
3,622,118	(a)	TVG Asian Communications Fund II, L.P.(b)(c)(d)(e) (cost $812,636)	514,710
BRAZIL—6.7%
METALS & MINING—1.1%
123,000		Usinas Siderœrgicas de Minas Gerais S.A.	2,016,137
OIL, GAS & CONSUMABLE FUELS—2.2%
228,000		Ultrapar Participacoes S.A.	3,976,239
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.8%
152,000		Multiplan Empreendimentos Imobiliarios S.A.	3,162,643
TRANSPORTATION INFRASTRUCTURE—1.6%
149,000		Wilson Sons Limited	2,790,673
		Total Brazil (cost $10,987,735)	11,945,692
CHILE—2.0%
DIVERSIFIED TELECOMMUNICATION SERVICES—1.1%
100,132		Empresa Nacional de Telecomunicaciones S.A.	2,033,302
ELECTRIC UTILITIES—0.9%
3,600,000		Enersis S.A.	1,537,496
		Total Chile (cost $2,785,922)	3,570,798
CHINA—7.0%
WIRELESS TELECOMMUNICATION SERVICES—7.0%
1,355,172		China Mobile Limited(d) (cost $11,910,073)	12,482,905
HONG KONG—4.6%
MARINE—0.9%
2,500,000		Pacific Basin Shipping Limited(d)	1,551,192
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.7%
510,000		Hang Lung Group Limited(d)	3,436,623
210,000		Swire Pacific Limited(d)	3,214,067
			6,650,690
		Total Hong Kong (cost $8,171,367)	8,201,882
INDIA—9.5%
CONSTRUCTION MATERIALS—1.9%
138,000		Ultratech Cement Limited(d)	3,406,258
IT SERVICES—1.4%
38,000		Infosys Technologies Limited(d)	2,490,550
WIRELESS TELECOMMUNICATION SERVICES—6.2%
1,289,920		Bharti Airtel Limited(d)	11,084,297
		Total India (cost $16,573,428)	16,981,105

4	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Portfolio of Investments (unaudited) (continued)

April 30, 2011

No. of Shares		Description	Value

EQUITY SECURITIES (continued)
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN EMERGING COUNTRIES (continued)
INDONESIA—5.5%
DIVERSIFIED TELECOMMUNICATION SERVICES—3.7%
7,334,954		PT Telekomunikasi Indonesia Tbk(d)	$ 6,611,335
WIRELESS TELECOMMUNICATION SERVICES—1.8%
5,206,356		PT Indosat Tbk(d)	3,265,241
		Total Indonesia (cost $7,886,162)	9,876,576
KENYA—2.8%
WIRELESS TELECOMMUNICATION SERVICES—2.8%
106,089,400		Safaricom Limited(d) (cost $5,804,768)	5,090,051
LATIN AMERICA—0.2%
VENTURE CAPITAL—0.2%
2,286,227	(a)	JPMorgan Latin America Capital Partners L.P.(b)(c)(d)(e) (cost $666,719)	282,532
MALAYSIA—6.3%
CONSTRUCTION MATERIALS—0.9%
680,000		Lafarge Malayan Cement Bhd(d)	1,663,773
WIRELESS TELECOMMUNICATION SERVICES—5.4%
980,000		Digi.Com BHD(d)	9,634,095
		Total Malaysia (cost $7,746,788)	11,297,868
MEXICO—10.6%
TRANSPORTATION INFRASTRUCTURE—1.1%
114,000		Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR	1,915,200
WIRELESS TELECOMMUNICATION SERVICES—9.5%
298,498		América Móvil S.A.B. de C.V., Series L, ADR	17,074,086
		Total Mexico (cost $6,850,393)	18,989,286
MOROCCO—3.7%
DIVERSIFIED TELECOMMUNICATION SERVICES—3.7%
332,000		Maroc Telecom(d) (cost $5,999,978)	6,566,032
PHILIPPINES—1.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.5%
7,000,000		Ayala Land, Inc.(d) (cost $2,563,586)	2,692,652
RUSSIA—5.3%
DIVERSIFIED TELECOMMUNICATION SERVICES—2.7%
328,759		VimpelCom Limited, ADR	4,790,019
WIRELESS TELECOMMUNICATION SERVICES—2.6%
524,000		Mobile Telesystems OJSC(f)	4,716,000
		Total Russia (cost $5,889,821)	9,506,019
SOUTH AFRICA—8.0%
WIRELESS TELECOMMUNICATION SERVICES—8.0%
647,791		MTN Group Limited(d) (cost $9,497,278)	14,400,169

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	5

Portfolio of Investments (unaudited) (continued)

April 30, 2011

No. of Shares		Description	Value

EQUITY SECURITIES (continued)
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN EMERGING COUNTRIES (continued)
SOUTH KOREA—3.6%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.6%
10,800		Samsung Electronics Co. Limited(d) (cost $5,590,769)	$ 6,376,803
TAIWAN—8.2%
WIRELESS TELECOMMUNICATION SERVICES—8.2%
5,718,340		Taiwan Mobile Co., Limited(d) (cost $9,048,795)	14,743,430
THAILAND—5.4%
CONSTRUCTION MATERIALS—1.5%
215,000		Siam Cement PCL(d)	2,701,163
WIRELESS TELECOMMUNICATION SERVICES—3.9%
2,266,765		Advanced Info Service Public Co., Limited	7,020,786
		Total Thailand (cost $8,555,028)	9,721,949
TURKEY—1.5%
INDUSTRIAL CONGLOMERATES—1.5%
611,000		Enka Insaat ve Sanayi AS(d) (cost $2,427,213)	2,672,807
GLOBAL—1.0%
VENTURE CAPITAL—1.0%
7,248,829	(a)	Emerging Markets Ventures I, L.P.(b)(c)(d)(e)	876,021
2,400,000	(a)	Telesoft Partners II QP, L.P.(b)(c)(d)	966,744
		Total Global (cost $4,076,357)	1,842,765
		Total Emerging Countries (cost $137,297,510)	171,768,441
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN DEVELOPED COUNTRIES—3.1%
ISRAEL—2.7%
SOFTWARE—1.2%
39,000		Check Point Software Technologies Limited(c)	2,142,270
VENTURE CAPITAL—1.5%
1,674,587	(a)	BPA Israel Ventures LLC(b)(c)(d)(e)	504,416
4,000,000	(a)	Concord Ventures Fund II, L.P.(b)(c)(d)	267,972
2,750,000	(a)	Giza GE Venture Fund III, L.P.(b)(c)(d)	568,728
2,000,000	(a)	K.T. Concord Venture Fund L.P.(b)(c)(d)	83,668
708,684	(a)	Neurone Ventures II, L.P.(b)(c)(d)(e)	124,691
2,001,470	(a)	SVE Star Ventures Enterprises GmbH & Co. No. IX KG(b)(c)(d)	415,425
1,375,001	(a)	Walden-Israel Ventures III, L.P.(b)(c)(d)	670,986
			2,635,886
		Total Israel (cost $10,982,943)	4,778,156
UNITED STATES—0.4%
INTERNET SOFTWARE & SERVICES—0.1%
886		NetFlix, Inc.(c)	206,146
VENTURE CAPITAL—0.3%
1,952,000	(a)	Technology Crossover Ventures IV, L.P.(b)(c)(d)(e)	492,042
		Total United States (cost $724,294)	698,188
		Total Developed Countries (cost $11,707,237)	5,476,344

6	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

April 30, 2011

No. of Shares		Description	Value
EQUITY SECURITIES OF COMPANIES PROVIDING OTHER ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN EMERGING COUNTRIES INFRASTRUCTURE—0.0%
ARGENTINA—0.0%
VENTURE CAPITAL—0.0%
1,897,761	(a)	Exxel Capital Partners V, L.P.(b)(c)(d) (cost $380,481)	$ 0
		Total Equity Securities—99.0% (cost $149,385,228)	177,244,785
SHORT-TERM INVESTMENT—0.7%
BAHAMAS—0.7%

Principal Amount (000’s)
$1,270		Citibank Nassau, overnight deposit, 0.03%, 05/02/11 (cost $1,270,000)	1,270,000
		Total Investments—99.7% (cost $150,655,228)	178,514,785
		Cash and Other Assets, less Liabilities—0.3%	513,167
		Net Assets—100.0%	$ 179,027,952

(a)	Represents contributed capital.
(b)	Restricted security, not readily marketable. See Note 6
(c)	Non-income producing security.
(d)

Security was fair valued as of April 30, 2011. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board.

(e)	As of April 30, 2011, the aggregate amount of open commitments for the Fund is $2,457,291. See Note 6

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	7

Statement of Assets and Liabilities (unaudited)
As of April 30, 2011

Assets
Investments, at value (Cost $150,655,228)	$ 178,514,785
Cash (including $729,484 of foreign currencies with a cost of $721,624)	764,117
Dividends receivable	45,713
Prepaid expenses	6,832
Total assets	179,331,447
Liabilities
Investment advisory fees payable (Note 2)	157,803
Administration fees payable (Note 2)	24,731
Accrued expenses and other liabilities	120,961
Total liabilities	303,495

Net Assets	$ 179,027,952
Net Assets consist of
Capital stock, $0.001 par value (Note 4)	$ 8,247
Paid-in capital	148,494,293
Undistributed net investment income	2,910,581
Accumulated net realized loss on investments and foreign currency related transactions	(257,431)
Net unrealized appreciation on investments and foreign currency translation	27,872,262
Net Assets applicable to shares outstanding	$ 179,027,952
Net asset value per share, based on 8,246,665 shares issued and outstanding	$ 21.71

See Notes to Financial Statements.

8	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Statement of Operations (unaudited)
For the Six Months Ended April 30, 2011

Investment Income
Income:
Dividends and other income	$2,163,409
Less: Foreign taxes withheld	(152,852)
Total investment income	2,010,557
Expenses:
Investment advisory fees (Note 2)	923,636
Custodian’s fees and expenses	132,176
Directors’ fees and expenses	80,268
Legal fees and expenses	48,263
Administration fees (Note 2)	48,175
Reports to shareholders and proxy solicitation	37,973
Investor relations fees and expenses (Note 2)	32,556
Independent auditor’s fees and expenses	25,447
Insurance expense	20,276
Transfer agent’s fees and expenses	11,645
Miscellaneous	9,763
Total expenses	1,370,178
Less: Fee waivers (Note 2)	(42,328)
Net expenses	1,327,850

Net investment income	682,707
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) on:
Investment transactions*	1,114,419
Foreign currency transactions	(380,477)
Net change in unrealized appreciation of investments and foreign currency translation	7,764,238
Net realized and unrealized gain on investments and foreign currency transactions	8,498,180
Net increase in net assets resulting from operations	$9,180,887

* Includes realized gain distributions from underlying venture capital investments of $660,835.

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	9

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2011 (unaudited)	For the Year Ended October 31, 2010
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 682,707	$ 4,664,161
Net realized gain/(loss) on investments and foreign currency related transactions	733,942	(1,008,517)
Net change in unrealized appreciation on investments and foreign currency translations	7,764,238	23,255,005
Net increase in net assets resulting from operations	9,180,887	26,910,649
Dividends and distributions to shareholders from:
Net investment income	(2,182,480)	(3,209,602)
Total increase in net assets resulting from operations	6,998,407	23,701,047
Net Assets
Beginning of period	172,029,545	148,328,498
End of period*	$179,027,952	$172,029,545

* Includes undistributed net investment income of $2,910,581 and $4,410,354, respectively.

See Notes to Financial Statements.

10		Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2011		For the Fiscal Years Ended October 31,
	(unaudited)		2010	2009	2008	2007	2006

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$20.86		$17.99	$15.24	$29.69	$17.67	$12.72

Net investment income(a)	0.08		0.57	0.40	0.43	0.01	0.01
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	1.03		2.69	2.71	(14.98)	12.02 (b)	4.93

Net increase/(decrease) in net assets resulting from operations	1.11		3.26	3.11	(14.55)	12.03	4.94

Dividends and distributions to shareholders:
Net investment income	(0.26)		(0.39)	(0.36)	(0.01)	(0.02)	–

Total dividends and distributions to shareholders	(0.26)		(0.39)	(0.36)	(0.01)	(0.02)	–

Anti-dilutive impact due to capital shares tendered or repurchased	–		–	–	0.11	0.01	0.01

Net asset value, end of period	$21.71		$20.86	$17.99	$15.24	$29.69	$17.67

Market value, end of period	$19.31		$19.08	$15.95	$12.66	$28.08	$16.00

Total Investment Return Based on:
Market value(c)	(0.26%	)	22.35%	29.52%	(54.89% )	75.68%	46.65%
Net asset value	3.78%		18.60%	21.35%	(48.64% )	68.20%	38.92%

Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$179,028		$172,030	$148,328	$125,610	$253,830	$152,045
Average net assets (000 omitted)	$169,604		$157,099	$131,494	$205,301	$186,460	$125,490
Ratio of expenses to average net assets	1.58%	(d)	1.53%	1.43%	1.37%	1.50%	1.62%
Ratio of expenses to average net assets, excluding fee waivers	1.63%	(d)	1.61%	1.48%	1.42%	1.53%	1.64%
Ratio of expenses to average net assets, excluding taxes	1.58%	(d)	1.53%	1.43%	1.37%	1.50%	1.60%
Ratio of net investment income to average net assets	0.81%	(d)	2.97%	2.51%	1.75%	0.03%	0.09%
Portfolio turnover rate	35.50%		5.36%	90.65%	34.07%	26.47%	39.79%

(a)	Based on average shares outstanding.
(b)	The investment adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced the amount by $0.04.
(c)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(d)	Annualized.

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	11

Notes to Financial Statements (unaudited)

April 30, 2011

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund seeks long-term capital appreciation by investing primarily in equity securities of telecommunications and infrastructure companies in emerging markets.

On September 1, 2010, the Board of Directors of the Fund (the “Board”) approved changes to non-fundamental investment policies and changed the name of the Fund. Effective November 1, 2010, under normal market conditions at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, are invested in equity and debt securities of emerging markets telecommunications companies and of infrastructure companies. In addition, under normal market conditions, at least 20% (but not more than 24.9% at the time of purchase) of the Fund’s net assets will be invested in equity and debt securities of companies in the infrastructure industry. The Fund continues to trade on the New York Stock Exchange AMEX under the ticker symbol “ETF” and there was no change in the Fund’s cusip number.

The Fund is sector concentrated and has invested a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are typically valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the

12	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2011

security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be quoted or published prices of the securities on their primary markets.

The Fund values restricted securities at fair value. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

The Fund also invests in venture capital private placement securities, which are classified as Level 3 investments. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

For the six months ended April 30, 2011, other than described above there have been no significant changes to the valuation procedures approved by the Board.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated bid. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model may be used (as described above). This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the General Partner or Investee Companies such as publicly traded prices, financial statements, capital statements).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

April 30, 2011

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s investments carried at value:

Investments, at value	Level 1*	Level 2*	Level 3*	Balance as of 04/30/2011
Construction Materials	$–	$7,771,194	$–	$7,771,194
Diversified Telecommunication Services	4,790,019	13,177,367	–	17,967,386
Electric Utilities	1,537,496	–	–	1,537,496
Energy Equipment & Services	4,012,410	–	–	4,012,410
Industrial Conglomerates	–	2,672,807	–	2,672,807
Internet Software & Services	206,146	–	–	206,146
IT Services	–	2,490,550	–	2,490,550
Marine	–	1,551,192	–	1,551,192
Metals & Mining	2,016,137	–	–	2,016,137
Oil, Gas & Consumable Fuels	3,976,239	–	–	3,976,239
Real Estate Management & Development	3,162,643	9,343,342	–	12,505,985
Semiconductors & Semiconductor Equipment	–	6,376,803	–	6,376,803
Software	2,142,270	–	–	2,142,270
Transportation Infrastructure	4,705,873	–	–	4,705,873
Venture Capital	–	–	5,767,935	5,767,935
Wireless Telecommunication Services	23,823,388	77,720,974	–	101,544,362
Short-Term Investments	–	1,270,000	–	1,270,000
Total	$50,372,621	$122,374,229	$5,767,935	$178,514,785

*     At April 30, 2011, there were no significant transfers in or out of Level 1, Level 2 and Level 3 fair value measurements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 10/31/2010	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/2011
Venture Capital	$6,354,637	$–	$–	$(246,129)	$(340,573)	$–	$–	$5,767,935
Total	$6,354,637	$–	$–	$(246,129)	$(340,573)	$–	$–	$5,767,935

Change in unrealized appreciation/depreciation relating to investments still held at April 30, 2011 is $(246,129).

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Transactions:

Foreign currency amounts are translated into U.S. dollars on the following basis:

(I)        market value of investment securities, other assets and liabilities at the valuation date rate of exchange; and

(II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

14	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2011

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Generally, when the U.S. dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years up to the period ended October 31, 2010 are subject to such review.

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

2. Agreements

Aberdeen Asset Management Investment Services Limited (“AAMISL”) serves as the Fund’s investment adviser with respect to all investments. AAMISL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMISL receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. AAMISL has agreed to waive a portion of its advisory fee. For the six months ended April 30, 2011, AAMISL earned $923,636 for advisory services, of which AAMISL waived $42,328.

BBH & Co. is the U.S. Administrator for the Fund and certain other funds advised by AAMISL and its affiliates (collectively the “Funds”). The Funds pay BBH & Co. monthly for administrative and fund accounting services, at an annual rate of .06% of the Fund’s aggregate assets up to $500 million and .0525% for the next $500 million and .0425% in excess of $1 billion. Each Fund pays its pro rata portion of the fee based on its level of assets. For the six months ended April 30, 2011, BBH & Co. earned $48,175 from the Fund for administrative and fund accounting services.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

April 30, 2011

Under the terms of the Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMISL, provides investor relations services to the Fund and certain other Funds. The Fund incurred fees of approximately $32,376 as of April 30, 2011. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the fiscal year ended October 31, 2010, 2,589 shares were purchased pursuant to the director’s compensation plan. During the six months ended April 30, 2011, 1,260 shares were purchased pursuant to the directors compensation plan. Directors as a group own less than 1% of the Fund’s outstanding shares.

3. Investment Transactions

For the six months ended April 30, 2011, purchases and sales of securities, other than short-term investments, were $59,351,636 and $114,233,637 respectively.

4. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of April 30, 2011 there were 8,246,665 common shares issued and outstanding.

5. Credit Facility

On November 12, 2010, the Fund entered into a joint credit facility along with certain other Funds. The Funds agreed to a $10 million committed revolving joint credit facility with BBH & Co. for temporary or emergency purposes. Under the terms of the joint credit facility, the Funds pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the six months ended April 30, 2011, the Fund had no borrowings under the joint credit facility.

6. Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 04/30/11	Percent of Net Assets	Distributions Received	Open Commitments
BPA Israel Ventures LLC	10/05/00– 12/09/05	$1,160,483	$504,416	0.28	$97,293	$625,413
Concord Ventures Fund II, L.P.	03/29/00– 12/15/06	2,370,237	267,972	0.15	931,294	–
Emerging Markets Ventures I, L.P.	01/22/98– 01/10/06	2,790,776	876,021	0.49	7,129,731	851,171
Exxel Capital Partners V, L.P.	05/11/98– 12/03/98	380,481	–	0.00	205,185	–
Giza GE Venture Fund III, L.P.	01/31/00– 11/23/06	1,812,299	568,727	0.32	724,175	–
JPMorgan Latin America Capital Partners L.P.	04/10/00– 03/20/08	666,719	282,532	0.16	2,290,424	502,325
K.T. Concord Venture Fund L.P.	12/08/97– 09/29/00	1,260,856	83,668	0.05	1,320,492	–
Neurone Ventures II, L.P.	11/24/00– 02/24/09	149,733	124,691	0.07	434,930	52,500
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00– 08/12/08	1,624,685	415,425	0.23	380,279	–
Technology Crossover Ventures IV, L.P.	03/08/00– 09/27/10	535,665	492,043	0.27	2,471,949	48,000
Telesoft Partners II QP, L.P.	07/14/00– 03/01/10	1,285,581	966,744	0.54	1,109,561	–
TVG Asian Communications Fund II, L.P.	06/07/00– 10/27/05	812,636	514,710	0.29	3,588,719	377,882
Walden-Israel Ventures III, L.P.	02/23/01– 10/20/10	885,729	670,986	0.37	942,976	–
Total		$15,735,880	$5,767,935	3.22	$21,627,008	$2,457,291

The Fund may incur certain costs in connection with the disposition of the above securities.

16	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2011

7. Share Repurchase Program

Effective November 1, 2009, the Board of the Fund authorized management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares whenever the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made within the discretion of management if the discount is less than 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. As of April 30, 2011 the Fund did not repurchase any shares.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risks, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Emerging Markets:

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

(d) Risks Associated with Focus in a Particular Industry:

The Fund focuses its investments in the equity and debt securities of emerging markets telecommunications companies and infrastructure companies. As a result, the financial, economic, business and political developments in these particular sectors of the market, positive or negative, have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not focus its investments in these particular sectors.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	17

Notes to Financial Statements (unaudited) (concluded)

April 30, 2011

10. Tax Information

At April 30, 2011, the identified cost for federal income tax purposes, the gross unrealized appreciation from investments for those securities having an excess of value over cost, the gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $150,655,228, $40,456,969, $(12,597,412) and $27,859,557, respectively.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of April 30, 2011.

An amendment to the Administration and Agency agreement fee schedule was approved by the Board at the June 8, 2011 Board Meeting. The Funds will now pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of .02% of the Fund’s aggregate assets up to $250 million, .015% for the next $250 million and .01% in excess of $500 million.

This rate, which is not yet reflected in the Statement of Operations, will be retroactive to January 1, 2011.

18	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Results of Annual General Meeting of Shareholders (unaudited)

The Annual Meeting of Shareholders of the Fund was held on April 5, 2011 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

(1) To re-elect certain directors to the Board of Directors of the Fund:

	Votes For	Votes Withheld
Gregory A. Hazlett	7,188,403	106,776
Martin M. Torino	4,651,795	2,643,384

Directors whose term of office continued beyond this meeting are as follows: Enrique R. Arzac, James J. Cattano, Walter Eberstadt and Steven N. Rappaport.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-866-839-5205;

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Supplemental Information (unaudited)

Considerations in Approving Renewal of Management Agreement, Investment Advisory Agreement

The Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (the “Fund”) and Aberdeen Asset Management Investment Services Limited (the “Adviser”) require that, following its initial two-year approval period, the Advisory Agreement be approved annually at an in-person meeting by a majority of the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”).

At its meeting on December 7, 2010, the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	19

Supplemental Information (unaudited) (continued)

connection with its evaluation of the Advisory Agreement, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

(i)	The nature, extent and quality of the services provided by the Adviser;

(ii)	The performance of the Fund;

(iii)	The management fee rate and the net total expense ratio of the Fund, both on an absolute basis and as compared both to a relevant peer group of funds and to fees charged by the Adviser to others;

(iv)	The extent to which economies of scale could be realized by the Adviser and shared with the shareholders;

(v)	The costs of services provided and profits realized by the Adviser;

(vi)	Other benefits realized by the Adviser from its relationship with the Fund; and

(vii)	Any other factors that the Board deemed relevant to its consideration.

In its review of information presented to the Board during the contract renewal process and throughout the year, the Board also considered knowledge gained from discussions with management leading up to and since the initial approval of the Advisory Agreement. The Independent Directors were represented by independent counsel throughout the review process and convened executive sessions without management present. In its deliberations, the Board did not identify any single factor that was all-important or controlling and each Director may have attributed different weights to the various factors.

Certain of the Board considerations outlined above are discussed in more detail below.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided under the Advisory Agreement. The Board considered, among other things, information about the background and experience of senior management and investment personnel who were responsible for managing the Fund. The Board also received presentations from and participated in information sessions with senior investment personnel of the Adviser. The Board considered the information provided regarding the portfolio managers and other resources dedicated to the Fund and the investment philosophy and process followed by those individuals responsible for managing the Fund.

The Board also evaluated the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals. In this regard, the Board considered information regarding the general nature of the compensation structure applicable to portfolio managers and other key personnel.

In addition, the Board considered and evaluated materials and information received regarding the Adviser’s investment and legal compliance program and record with respect to the U.S. registered closed-end funds managed by the Adviser. The Board met in-person with and received quarterly reports from the Fund’s Chief Compliance Officer.

Furthermore, the Board received and considered information about the financial viability of the Adviser to satisfy itself that the Adviser had adequate resources to perform the services required under the Advisory Agreement.

Based on the foregoing and other relevant information reviewed, the Board concluded that, overall, the nature, extent and quality of the services provided to the Fund supported renewal of the Advisory Agreement.

Investment Performance. In addition to reports received at its regular quarterly meetings, the Board received and considered information on the performance history of the Fund, including comparisons to returns of two benchmark indices over various time periods. The Board was provided with reports, independently prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), which included a comprehensive analysis of the Fund’s performance. Strategic Insight’s performance analysis of the Fund did not include a comparison to the Morningstar Category average because the Fund is the only unleveraged fund in the Morningstar Specialty-Communications Category.

The Fund’s longer-term performance was generally lower than the performance of the MSCI Emerging Markets Telecom Index. The Fund’s performance results varied year-to-year compared to the performance of the Fund’s other benchmark index, the MSCI Emerging Markets Index. The Board took into account that the Adviser had only been managing the Fund since July 2009 and that the Adviser had been gradually repositioning the portfolio as part of the transition to the Adviser’s investment approach. The Adviser discussed factors that contributed to the Fund’s relative performance and changes that had recently been made to the Fund’s investment strategy. The Board concluded that the Adviser was taking appropriate actions to improve the Fund’s performance.

20	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Supplemental Information (unaudited) (concluded)

Fees and Economies of Scale. The Board considered the management fee rate charged by the Adviser to the Fund. The Board received an analysis from Strategic Insight that compared the Fund’s management fee rate to the management fee rate of a peer group of funds on a gross basis and on a net basis after taking into consideration any waivers or reimbursements. The Board noted that the gross management fee rate for the Fund was higher than the average gross management fee rate and equal to the median gross management fee rate for its peer group. The Board also noted that the net management fee rate for the Fund was in-line with the average and median net management fee rates for its peer group. The Board concluded that the management fee rate for the Fund was not excessive, especially given the Fund’s relatively smaller asset size vis-à-vis its peers. Furthermore, the Board concluded that the contractual breakpoints utilized by the Fund adequately took into account potential economies of scale.

The Board also reviewed information prepared by Strategic Insight that showed that the Fund’s net total expense ratio was higher than the average and median ratios of its peer group. The Board considered the differences between the Fund and the funds in the peer group. The Board noted that the peer group funds invest primarily in domestic securities, whereas the Fund invests primarily in non-US securities of companies in foreign emerging markets, resulting in a custody expense that was significantly higher than that of the peer group funds. The Board concluded that the Fund’s expense results were primarily attributable to the higher cost of custody of foreign assets.

Costs of Services Provided and Profitability. The Board considered, among other things, the Adviser’s estimates of its costs in providing advisory services to the Fund, and the Adviser’s resulting profitability. Based on its review of the expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Fund.

Information about Services to Other Clients. The Board considered information about the nature and extent of services and fee rates offered by the Adviser to other clients, including other registered investment companies and separate accounts. The Board considered that the Adviser was subject to a broader and more extensive regulatory regime in connection with management of the Fund compared to the Adviser’s management of unregistered or institutional accounts. The Board concluded that the fee rate under the Advisory Agreement was not excessive relative to these other fee rates, given its understanding of similarities and differences in the nature and extent of services offered and other factors.

Fall-Out Benefits and Other Factors. The Board also considered information regarding potential “fall-out” or ancillary benefits that could be realized by the Adviser as a result of its relationship with the Fund. In this regard, the Board concluded that the Adviser and its affiliates may derive reputational benefits from their association with the Fund. The Board also noted, however, that such benefits were difficult to quantify with certainty.

Additionally, the Board considered that the Adviser does not use “soft dollars.” The Board noted that the Adviser may enter into commission sharing arrangements with certain brokers for the receipt of goods or services that relate to the execution of trades or the provision of research. The Board considered the Adviser’s representations that it evaluates its commission sharing arrangements for compliance with US regulations, particularly, with respect to the safe harbor contained in Section 28(e) of the Securities Exchange Act of 1934 and for compliance with its best execution obligations.

* * * * *

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Directors, concluded that approval of the Advisory Agreement is in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the Advisory Agreement.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	21

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Corporate Information

Directors	Administrator & Custodian
Enrique R. Arzac, Chairman	Brown Brothers Harriman & Co.
James J. Cattano	40 Water Street
Walter Eberstadt	Boston, MA 02109
Gregory A. Hazlett
Steven N. Rappaport	Shareholder Servicing Agent
Martin M. Torino	Computershare Trust Company, N.A.
P.O. Box 43078
Officers	Providence, RI 02940
Christian Pittard, President
Jeffrey Cotton, Vice President Compliance and Chief Compliance Officer	Independent Registered Public Accounting Firm
Andrea Melia, Treasurer and Chief Financial Officer	PricewaterhouseCoopers LLP
Megan Kennedy, Vice President and Secretary	125 High Street
Alan Goodson, Vice President	Boston, MA 02110
Joanne Irvine, Vice President
Devan Kaloo, Vice President	Legal Counsel
Jennifer Nichols, Vice President	Willkie Farr & Gallagher LLP
Nick Robinson, Vice President	787 Seventh Avenue
Lucia Sitar, Vice President	New York, NY 10019
Tim Sullivan, Vice President
Hugh Young, Vice President	Investor Relations
Sharon Greenstein, Assistant Treasurer	Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Investment Manager	Philadelphia, PA 19103
Aberdeen Asset Management Investment Services Limited	1-866-839-5205
Bow Bells House	InvestorRelations@aberdeen-asset.com
1 Bread Street
London, United Kingdom
EC4M 9HH

Aberdeen Asset Management Investment Services Limited

The accompanying Financial Statements as of April 30, 2011, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. are traded on the NYSE Amex Exchange under the symbol “ETF”. Information about the Fund’s net asset value and market price is available at www.aberdeenetf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)   This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended April 30, 2011, there were no changes in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 7, 2011.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1, 2010 through November 30, 2010	0	0	0	824,667
December 1, 2010	0	0	0	824,667

through December 31, 2010
January 1, 2011 through January 31, 2011	0	0	0	824,667
February 1, 2011 through February 28, 2011	0	0	0	824,667
March 1, 2011 through March 31, 2011	0	0	0	824,667
April 1, 2011 through April 30, 2011	0	0	0	824,667
Total	0	0	0	824,667

1  The plan was announced December 4, 2003.  On October 26, 2009 the Fund announced that the share repurchase program was to be reinitiated.  The reinitiated program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The authority under the program will be effective beginning November 1, 2009.  The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2011, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Christian Pittard

Christian Pittard,

President of

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Date: July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

By: /s/ Christian Pittard

Christian Pittard,

President of

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Date: July 7, 2011

By: /s/ Andrea Melia

Andrea Melia,

Treasurer and Chief Financial Officer of

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Date: July 7, 2011